Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 21, 2026, is between Sangrix Inc., a company incorporated under the laws of the Cayman Islands, with registered address at 160 Robinson Road, 12F, SBF Center, Singapore 068914 (the “Company”), and the investor identified on the signature pages hereto (the “Buyer”).

WITNESSETH

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer, and the Buyer shall purchase from the Company, Class B Ordinary Shares of the Company (the “Class B Ordinary Shares”), par value US$0.0003 per share, at a purchase price of US$0.4390 per share (the “Purchase Price”) in the respective amounts set forth on each Buyer’s signature page hereof (the “Subscription Amount”);

WHEREAS, the Class B Ordinary Shares are collectively referred to herein as the “Securities”; and

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) (or a successor rule) (“Regulation S”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

(a)            Purchase of Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyer, and the Buyer, severally but not jointly, agrees to purchase from the Company at the Closing(s) (as defined below) the Securities in amounts corresponding with the Subscription Amount set forth on the Buyer’s signature page hereof.

(b)            Closing Dates. The purchase and sale of the Securities may be completed in one or multiple closings (each, a "Closing" and the date on which each such Closing occurs, a "Closing Date"). Each Closing shall take place at 10:00 a.m., New York time, at such location as may be agreed to by the parties (including via exchange of electronic signatures), on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer). The final Closing shall occur within one (1) month of the date hereof. As used in this Agreement, the term “Business Day” means any day other than a Saturday, a Sunday, a legal holiday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(c)            Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on or prior to the Closing Date, (i) the Buyer shall (x) complete and deliver to the Company the Non-U.S. Person Certification (Regulation S) attached hereto as Exhibit A and (y) pay the Purchase Price for the Securities to be issued and sold to it at such Closing, by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities, and (ii) the Company shall deliver such Securities to such Buyer, in book entry bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act, against delivery of such Purchase Price.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)            Organization; Authority. The Buyer has all requisite capacity to purchase the Securities, to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder. “Transaction Documents” means, collectively, this Agreement (including the exhibits attached hereto) and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(b)            Authorization, Enforcement. This Agreement has been duly and validly authorized and executed on behalf of the Buyer, and when delivered by such Buyer in accordance with the terms hereof, shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by (i) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies, and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c)            Investment Purpose. As of the Closing Date, the Buyer is purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(d)            Investor Status. At the time that the Buyer was offered the Securities, such Buyer was not, and as of the date hereof is not, a “U.S. Person” within the meaning of Regulation S. The Buyer acknowledges that it has truthfully and accurately completed the Non-U.S. Person Certification (Regulation S) attached as Exhibit A to this Agreement as of the date thereof and hereby affirms such certification as of the date hereof.

(e)            Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws.

(f)             Review of Public Filings. The Buyer has had the opportunity to review all of the reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) for the twelve months preceding the date hereof.

(g)            Independent Evaluation; No Reliance. It is understood that information and explanations relating to the terms and conditions of the purchase of the Securities and the Transaction Documents shall not be considered investment advice or a recommendation to purchase the Securities.

(h)            No General Solicitation. To the knowledge of such Buyer, the Buyer is unaware of, is in no way relying on, and did not become aware of the offering of Securities through or as a result of any form of general solicitation or general advertising regarding the Securities, including any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet, or any seminar.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby makes the representations and warranties set forth below to the Buyer as of the date hereof and as of the Closing Date:

(a)            Organization and Qualification. The Company and each of its Subsidiaries is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, and has the requisite power and authority to own and use its properties and assets and to carry on its business as now being conducted and as presently proposed to be conducted. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing is individually referred to herein as a “Subsidiary”. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws, operating agreement, or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith, (iii) the authority or ability of the Company to perform on a timely basis any of its obligations under any of the Transaction Documents or (iv) the legality, validity or enforceability of any Transaction Document.

(b)            Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities and to carry out its obligations in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities), have been duly authorized by the Company's board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c)            Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock, share capital or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock or share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(d)            Issuance of Securities. The issuance of the Securities is duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (the “Liens”) with respect to the issuance thereof.

(e)            No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the articles of incorporation, certificate of incorporation or formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any shares, capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) subject to the Required Filings (as defined below), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, or decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company's incorporation or in which it or its Subsidiaries operate and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable laws, rules and regulations of the Cayman Islands) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(f)            Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the SEC of a report on Form 6-K regarding the transactions contemplated hereby, and (ii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Filings”).

(g)            Compliance with Rules of Trading Market. On or prior to the date hereof, the Company has taken all actions required pursuant to Nasdaq Listing Rule 5615(a)(3) to duly and validly rely on the exemption for foreign private issuers from applicable rules and regulations of the Nasdaq by adopting the home country practice in connection with the transactions contemplated hereunder (including an exemption from any Nasdaq rules that would otherwise require seeking shareholder approval in respect of such transactions). The Company’s practices in connection with the transactions contemplated hereunder are not prohibited by its home country’s laws, and the Company has elected to be governed by home country rules, such that Nasdaq Listing Rule 5635(d) will not apply to the Company.

4.	LEGEND.

(a)            The Securities may only be disposed of in compliance with the state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have obligations of a Buyer under this Agreement.

(b)            The Buyer understands that until such time as the Securities have been registered under the Securities Act or may be sold pursuant to Rule 144, Rule 144A under the Securities Act, Regulation S, or other applicable exemption under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”

(c)            The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable Class B Ordinary Shares without such legend to the holder of any Securities upon which it is stamped or (as requested by such holder) issue the applicable Class B Ordinary Shares to such holder by electronic delivery by crediting the account of such holder, if, unless otherwise required by applicable state securities laws, such Securities are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption under the Securities Act.

(d)            The Buyer agrees that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates or book entry statement representing Securities as set forth in this Section 4 is predicated upon the Company’s reliance upon this understanding.

5.	COVENANTS OF THE COMPANY.

(a)            Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities for general working capital and other general corporate purposes. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein in violation of FCPA or OFAC regulations.

(b)            Furnishing of Information; Public Information. Until the time that no Buyer owns Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(c)            Securities Laws Disclosure; Publicity. The Company shall file a report on Form 6-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act. From and after the filing of such Form 6-K, the Company represents to the Buyer that it shall have publicly disclosed all material, nonpublic information delivered to the Buyer by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of such Form 6-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, on the one hand, and the Buyer or any of its Affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and the Buyer shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Buyer shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Buyer, or without the prior consent of the Buyer, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Buyer, or include the name of the Buyer in any filing with the SEC or any regulatory agency or Principal Market, without the prior written consent of such Buyer, except (a) as required (i) by federal securities law in connection with the filing of final Transaction Documents with the SEC and (ii) in any registration statement contemplated by this Agreement and (b) to the extent such disclosure is required by law or Principal Market regulations, in which case the Company shall provide the Buyer with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Buyer regarding such disclosure.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Securities to the Buyer at the Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a)            Such Buyer shall have executed each of the Transaction Documents (including the exhibits attached hereto and thereto) to which it is a party and delivered the same to the Company.

(b)            Such Buyer shall have delivered to the Company the Purchase Price for the Securities being purchased by the Buyer at such Closing by wire transfer of immediately available funds.

(c)            The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Closing Date.

7.	CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to purchase the Securities at the Buyer’s respective Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)            The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents (including the exhibits attached hereto and thereto) to which it is a party;

(b)            there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(c)            all necessary corporate approvals have been obtained; and

(d)            The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing Date.

8.	TERMINATION.

In the event that the Closing shall not have occurred within two (2) months following the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself, upon written notice to the Company, only at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, the abandonment of the sale and purchase of the Securities shall be applicable only to the Buyer providing such written notice. The Company shall have a corresponding right, upon written notice to the Buyer that has failed to perform its obligations required to consummate the Closing within such two (2) month period, to terminate this Agreement with respect to such non-performing Buyer; provided that such termination shall not affect the Company’s right to seek remedies for any breach by such Buyer. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a)            Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)            Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)            Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)            Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and Buyer which purchased at least 67% in interest of the Securities based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and the Buyer), provided, however, that the foregoing does not limit the ability of an individual Buyer to waive compliance of a provision by the Company solely with respect to the Buyer. Any amendment effected in accordance with this Section shall be binding upon the Buyer and holder of Securities and the Company.

(e)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next-day international delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a report on Form 6-K.

(f)             Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (or, in the case of assignment by the Company, the prior written consent of the Buyer). In connection with any transfer of any or all of its Securities, the Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be the Buyer hereunder with respect to such transferred Securities.

(g)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(h)            Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)             Survival. The representations and warranties contained herein shall survive the Closing and the issue and allotment of the Securities.

(j)             Independent Nature of Buyer’s Obligations and Rights. The Buyer has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide the Buyer with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and the Buyer, solely.

(k)            Adjustment. Each and every reference to share prices and Class B Ordinary Shares in any Transaction Document shall be subject to adjustment for share subdivisions, share capitalizations, share consolidations and other similar transactions relating to the Class B Ordinary Shares that occur after the date of this Agreement.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

Sangrix Inc.

By:	/s/ Jinghai Jiang
Name:	Jinghai Jiang
Title:	CEO and Chairman of the Board

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

32,925.00	Jinghai Jiang
(Subscription Amount in USD)	(Name of Buyer – Please type or print)
75,000	/s/ Jinghai Jiang
Number of Class B Ordinary Shares	(Signature of Buyer)
N/A
(Title, if applicable)

(Address of Buyer)

(City, State/Province, Zip code/Postal Code of Buyer)

(Country of Buyer)

(Email Address of Buyer)

(Tax ID of Buyer)

Exhibit A

Non-U.S. Person Certification (Regulation S)